2017 1st Quarter Investor Deck

April 28, 2017

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of March 31, 2017 (unless otherwise noted) and should be read in connection with Navient Corporation's (Navient) Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 24, 2017 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in our 2016 Form 10-K. This presentation contains "forward-looking" statements and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs, opinions, or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For us, these factors include, among others, the risks and uncertainties associated with:

- increases in financing costs;
- the availability of financing or limits on liquidity resulting from disruptions in the capital markets or other factors;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the marketplaces in which we compete (including changes in demand or changes resulting from new laws and regulations);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which we are a party;
- credit risk associated with our exposure to third parties, including counterparties to hedging or other derivative transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws).

We could also be affected by, among other things:

- unanticipated deferrals in our FFELP securitization trusts that would delay repayment of the bonds beyond their legal final maturity date;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failure of our operating systems or infrastructure, or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations including but not limited to changes with respect to the student lending or servicing business and financial institutions generally, securitizations or derivatives;
- increased competition from banks and other consumer lenders;
- the creditworthiness of our customers;
- changes in the general interest rate environment, including the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- changes in the demand for asset management and business processing services;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2016 Form 10-K and in our other reports filed with the SEC.

The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this presentation are qualified by these cautionary statements and are made only as of the date of this presentation. We do not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP "core earnings" performance measures. When compared to GAAP results, "core earnings" exclude the impact of: (1) unrealized, mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see "Core Earnings — Definition and Limitations" in Navient's fourth quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

NAVIENT®

- Navient provides asset management and business processing solutions to education, healthcare, and government clients at the federal, state, and local levels. We help our clients and millions of Americans achieve financial success through our services and support.
  - $108 billion education loan portfolio, of which 79% is insured or guaranteed
  - Servicing more than $300 billion in student loans, the company supports the educational and economic achievements of more than 12 million Americans
  - Asset recovery and business processing platform provide services for over 1,000 public and private sector clients

Operating Results
"Core Earnings" Basis

(In millions, except per share amounts)	Q1 17	Q4 16	Q1 16
Adjusted Core EPS before regulatory-related costs and reserve for legal contingencies	**$0.37**	**$0.47**	**$0.44**
Regulatory-related costs	($0.01)	($0.00)	($0.01)
Reserve for legal contingencies	-	($0.04)	-
Reported Core EPS	$0.36	$0.43	$0.43
Average common stock equivalent	296	300	343
Ending total education loans, net	$107,836	$111,070	$120,469
Average total education loans	$110,252	$113,151	$122,298

Opportunities for Growth in 2017 and Beyond

Legacy Education Loans

- Loan servicing
- Portfolio acquisitions
- Default prevention & portfolio management

Business Processing Solutions

- Healthcare
- State and Municipal
- Federal

Asset Generation

- Refinancing Education Loans
- Non-compete for new Private Education Loan originations ends December 31, 2018

High Quality, Well Seasoned Education Loan Portfolio

FFELP Portfolio		Private Education Loan Portfolio

FFELP Portfolio

- Largest holder of FFELP loans with over $85 billion outstanding
- Portfolio is government guaranteed at 97-100%
- Total delinquency rate declined by 19% from the prior year
- Predicted to generate $13 billion of cash flow over the next 20 years

Total Education Loan Portfolio
$108 Billion


79%
21%
FFELP
Private

Private Education Loan Portfolio

- Largest holder of Private Education loans with $23 billion outstanding
- Average recent FICO score of 718
- 95% of loans in repayment status having made more than 12 payments
- Annualized charge-off rate of 2.6%
  - Charge-offs declined 5% from the prior year
- Predicted to generate nearly $16 billion of cash flow over the next 20 years

FFELP Loans Segment
"Core Earnings" Basis

($ In millions)	Q1 17	Q4 16	Q1 16
Net income	$51	$68	$66
Average FFELP Loans	$86,752	$88,914	$95,721
Net interest margin [1]	0.77%	0.89%[1]	0.81%
Provision for loan losses	$10	$13	$7
Charge-offs	$13	$12	$16
Annualized charge-off rate	0.07%	0.07%	0.09%
Total delinquency rate	11.4%	12.2%	14.1%
Greater than 90-day delinquency rate	6.2%	6.3%	7.0%
Forbearance rate	13.5%	12.9%	14.4%

[1] The net interest margin for the fourth-quarter 2016 reflects the revised prepayment rates that resulted from a correction to our policy regarding the application of the interest method. As a result of this correction, the Private Education Loan discount balance increased by $9 million (resulting in a $9 million reduction to net interest income and a 0.14 percent reduction to fourth-quarter 2016 Private Education Loan net interest margin) and the FFELP Loan premium balance increased by $7 million (resulting in a $7 million increase to net interest income and a 0.03 percent increase to fourth-quarter 2016 FFELP Loan net interest margin). The net impact of this correction was a decrease of $2 million to net interest income.

FFELP Loans Segment
Credit Quality "Core Earnings" Basis

($'s in millions)	FFELP Education Loan Portfolio			
	March 31, 2017		March 31, 2016	
	Balance	%	Balance	%
Loans in-school/grace/deferment [1]	$5,791		$7,974	
Loans in forbearance [2]	10,627		12,373	
Loans in repayment and percentage of each status				
Loans current	60,310	88.6%	63,278	85.9%
Loans delinquent 31-60 days [3]	2,300	3.4%	3,554	4.8%
Loans delinquent 61-90 days [3]	1,204	1.8%	1,655	2.3%
Loans delinquent greater than 90 days [3]	4,281	6.2%	5,143	7.0%
Total FFELP Loans in repayment	68,095	100%	73,630	100%
Total FFELP Loans, gross	$84,513		$93,977	
Percentage of FFELP Loans in repayment		80.6%		78.3%
Delinquencies as a percentage of FFELP Loans in repayment		11.4%		14.1%
Loans in forbearance as a percentage of loans in repayment and forbearance		13.5%		14.4%

[1] Loans for customers who may still be attending school or engaging in other permitted educational activities and are not yet required to make payments on the loans, e.g., residency periods for medical students or a grace period for bar exam preparation, as well as loans for customers who have requested extension of grace period during employment transition or who have temporarily ceased making payments due to hardship or other factors.
[2] Loans for customers who have used their allowable deferment time or do not qualify for deferment, that need additional time to obtain employment or who have temporarily ceased making full payments due to hardship or other factors.
[3] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Private Education Loans Segment "Core Earnings" Basis

($ In millions)	Q1 17	Q4 16	1Q 16
Net income	$35	$41	$61
Average Private Education Loans	$23,500	$24,237	$26,577
Net interest margin [1]	3.16%	3.08%[1]	3.56%
Provision for loan losses	$95	$87	$104
Charge-offs	$137	$130	$144
Annualized charge-off rate	2.6%	2.3%	2.4%
Total delinquency rate	6.8%	7.4%	6.2%
Greater than 90-day delinquency rate	3.5%	3.6%	3.2%
Forbearance rate	3.6%	3.4%	3.7%

[1] The net interest margin for the fourth-quarter 2016 reflects the revised prepayment rates that resulted from a correction to our policy regarding the application of the interest method. As a result of this correction, the Private Education Loan discount balance increased by $9 million (resulting in a $9 million reduction to net interest income and a 0.14 percent reduction to fourth-quarter 2016 Private Education Loan net interest margin) and the FFELP Loan premium balance increased by $7 million (resulting in a $7 million increase to net interest income and a 0.03 percent increase to fourth-quarter 2016 FFELP Loan net interest margin). The net impact of this correction was a decrease of $2 million to net interest income.

Private Education Loans Segment
Credit Quality “Core Earnings” Basis

($'s in millions)	Private Education Loan Portfolio			
	March 31, 2017		March 31, 2016	
	Balance	%	Balance	%
Loans in-school/grace/deferment [1]	$1,337		$1,927	
Loans in forbearance [2]	793		916	
Loans in repayment and percentage of each status				
Loans current	19,918	93.2%	22,313	93.8%
Loans delinquent 31-60 days [3]	424	2.0%	434	1.8%
Loans delinquent 61-90 days [3]	279	1.3%	290	1.2%
Loans delinquent greater than 90 days [3]	746	3.5%	749	3.2%
Total Private Education Loans in repayment	21,367	100%	23,786	100%
Total Private Education Loans, gross	$23,497		$26,629	
Percentage of Private Education Loans in repayment		90.9%		89.3%
Delinquencies as a percentage of Private Education Loans in repayment		6.8%		6.2%
Loans in forbearance as a percentage of loans in repayment and forbearance		3.6%		3.7%

[1] Deferment includes customers who have returned to school or are engaged in other permitted educational activities and are not yet required to make payments on their loans, e.g., residency periods for medical students or a grace period for bar exam preparation.

[2] Loans for customers who have requested extension of grace period generally during employment transition or who have temporarily ceased making full payments due to hardship or other factors, consistent with established loan program servicing policies and procedures.

[3] The period of delinquency is based on the number of days scheduled payments are contractually past due.

Private Education Loans Segment Default Performance



Private Education Loan Historical Defaults by Payments Made
100%
50%
0%
Percent of Total Defaults
55%
55%
68%
77%
82%
86%
89%
91%
92%
93%
94%
95%
96%
98%
99%
100%
13%
9%
6%
4%
3%
2%
1%
1%
1%
1%
2%
1%
1%
1%
12
24
36
48
60
72
84
96
108
120
132
144
156
168
180
Payments Made
Defaults Per Payments Made
Cumulative Defaults



Private Education Loans Outstanding by Payments Made
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$'s in billions
$2.9
$1.9
$1.3
$2.4
$1.5
$1.3
$2.8
$1.8
$1.1
$4.0
$2.7
$1.7
$4.2
$3.6
$2.4
$13.9
$15.1
$15.6
Not Yet in Repayment
0 - 12 Payments
13 - 24 Payments
25 - 36 Payments
37 - 48 Payments
More than 48 Payments
As of 3/31/2015
As of 3/31/2016
As of 3/31/2017

- Average number of payments made on loans in the Private Education Loan Portfolio is 65
- The probability of default substantially diminishes as the number of payments made increases
- As of March 31, 2017, 67% of the portfolio has made more than 48 payments compared with 46% two years ago

As of March 31, 2017

Private Education Loan Seasoning – "Core Earnings" Basis

March 31, 2017

Traditional Portfolio

Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		Total	
	Monthly Scheduled Payments Received											
Not Yet in Repayment											**1,218**	
Loans in Forbearance	197	17.0%	85	8.6%	80	5.4%	88	4.0%	252	1.7%	**702**	3.4%
Loans in Repayment- Current	802	69.4%	772	77.4%	1,239	82.9%	1,920	87.3%	13,738	94.5%	**18,471**	90.6%
Loans in Repayment- Delinq 31-60 days	37	3.2%	36	3.6%	45	3.0%	54	2.5%	190	1.3%	**362**	1.8%
Loans in Repayment- Delinq 61-90 days	32	2.8%	29	2.9%	31	2.1%	34	1.6%	110	0.8%	**236**	1.2%
Loans in Repayment- Delinq 90 + days	88	7.6%	76	7.6%	99	6.6%	104	4.7%	245	1.7%	**612**	3.0%
Total Loans in Repayment or Forbearance	**$ 1,156**	**100%**	**$ 998**	**100%**	**$ 1,494**	**100%**	**$ 2,200**	**100%**	**$ 14,535**	**100%**	**$ 20,383**	**100%**
Charge-offs as a % of loans in repayment	**10.4%**		**6.5%**		**4.6%**		**3.1%**		**1.1%**		**2.3%**	

Non Traditional Portfolio

Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		Total	
	Monthly Scheduled Payments Received											
Not Yet in Repayment											**119**	
Loans in Forbearance	32	26.8%	14	10.3%	12	6.1%	9	4.0%	24	2.2%	**91**	5.1%
Loans in Repayment- Current	52	43.4%	87	65.5%	139	73.0%	189	79.0%	980	89.5%	**1,447**	81.4%
Loans in Repayment- Delinq 31-60 days	8	6.5%	7	5.0%	9	4.9%	10	4.2%	28	2.5%	**62**	3.5%
Loans in Repayment- Delinq 61-90 days	6	5.3%	4	3.0%	6	3.2%	10	4.3%	17	1.5%	**43**	2.4%
Loans in Repayment- Delinq 90 + days	22	17.9%	20	15.4%	24	12.7%	22	9.4%	46	4.2%	**134**	7.5%
Total Loans in Repayment or Forbearance	**$ 120**	**100%**	**$ 132**	**100%**	**$ 190**	**100%**	**$ 240**	**100%**	**$ 1,095**	**100%**	**$ 1,777**	**100%**
Charge-offs as a % of loans in repayment	**25.4%**		**9.4%**		**8.1%**		**6.7%**		**2.8%**		**5.6%**	

Total

Loan Status	0-12 payments		13-24 payments		25-36 payments		37-48 payments		More than 48 payments		Total	
	Monthly Scheduled Payments Received											
Not Yet in Repayment											**1,337**	
Loans in Forbearance	229	17.9%	99	8.8%	92	5.5%	97	4.0%	276	1.8%	**793**	3.6%
Loans in Repayment- Current	854	66.9%	859	76.0%	1,378	81.8%	2,109	86.4%	14,718	94.2%	**19,918**	89.9%
Loans in Repayment- Delinq 31-60 days	45	3.6%	43	3.8%	54	3.2%	64	2.6%	218	1.4%	**424**	1.9%
Loans in Repayment- Delinq 61-90 days	38	3.0%	33	2.9%	37	2.2%	44	1.8%	127	0.8%	**279**	1.3%
Loans in Repayment- Delinq 90 + days	110	8.6%	96	8.5%	123	7.3%	126	5.2%	291	1.9%	**746**	3.4%
Total Loans in Repayment or Forbearance	**$ 1,276**	**100%**	**$ 1,130**	**100%**	**$ 1,684**	**100%**	**$ 2,440**	**100%**	**$ 15,630**	**100%**	**$ 22,160**	**100%**
Charge-offs as a % of loans in repayment	**11.7%**		**6.8%**		**5.0%**		**3.4%**		**1.2%**		**2.6%**	

Private Education Loans Segment Troubled Debt Restructurings (TDR)

Delinquency & Forbearance Usage

TDR Loans ($ in millions)	1Q 17	4Q 16	1Q 16
Total delinquencies	$1,240	$1,365	$1,164
Total delinquency rate as a % of loans in repayment	13.0%	14.2%	12.4%
Greater than 90-day delinquencies	$657	$686	$610
Greater than 90-day delinquency rate as a % of loans in repayment	6.9%	7.1%	6.5%
Forbearance	$598	$588	$665
Forbearance rate	5.9%	5.7%	6.6%

Non-TDR Loans ($ in millions)	1Q 17	4Q 16	1Q 16
Total delinquencies	$209	$279	$309
Total delinquency rate as a % of loans in repayment	1.8%	2.2%	2.2%
Greater than 90-day delinquencies	$89	$115	$139
Greater than 90-day delinquency rate as a % of loans in repayment	0.8%	0.9%	1.0%
Forbearance	$195	$202	$251
Forbearance rate	1.6%	1.6%	1.7%

Allowance for Loan Loss

	March 31, 2017		
($ in millions)	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 135	$ 12,770	1.1%
TDR Loans	1,176	10,727	11.0%
Total before RPCO	1,311	23,497	5.6%
RPCO		800	0.0%
Total	$ 1,311	$ 24,297	5.4%

	March 31, 2016		
	Allowance	Ending Balance	Allowance as % of Ending Balance
Non-TDR Loans	$ 249	$ 15,875	1.6%
TDR Loans	1,185	10,754	11.0%
Total before RPCO	1,434	26,629	5.4%
RPCO		867	0.0%
Total	$ 1,434	$ 27,496	5.2%

Receivable for Partially Charged-Off Private Education Loans (RPCO)

Business Services Segment
"Core Earnings" Basis

(In Millions)	Q1 17	Q4 16	Q1 16
Net income	$77	$71	$75
Number of accounts serviced for Department of Education	6.1	6.2	6.3
Total federal loans serviced (in billions)	$295	$293	$291
Contingent collections receivables inventory (in billions):			
Education loan inventory	$8.8	$9.9	$10.1
Other inventory	$9.9	$10.1	$9.1
Total contingent collections receivables inventory (in billions)	$18.7	$20.0	$19.2

Business Processing Solutions

Well-positioned to expand to additional clients and asset types

- Strong business franchise
  - Capacity to process large volume of transactions and manage complex administrative requirements
  - Robust compliance-driven culture driven by a "customer first" approach
  - Industry leading scale and performance
  - Flexible, leading-edge capabilities
- Diverse portfolio of customers and services
  - Federal contracts
  - State and municipal contracts
  - Healthcare revenue cycle management
  - Toll road authorities

Business Services Revenue[1]



$800
$700
$600
$500
$400
$300
$200
$100
$0
$'s in millions
$595
$625
2015
2016
Education Related Revenues
Non-Education Related Revenues

[1] Excludes intercompany servicing revenue

Business Services Segment
Federal Loan Servicing


Total Federal Loans Serviced
$325
$300
$275
$250
$225
$'s in billions
2013
2014
2015
2016
Q1 2017

Higher Education Industry

In Its Role As Student Loan Servicer, Navient Helps Borrowers Successfully Repay Their Loans


1
Congress sets interest rate formula, loan limits, and repayment terms.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
NAVIENT
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
6
Loan repaid

The Majority Of Student Loan Balances Are Less Than $20,000

Distribution Of Borrowers By Average Balance, 2015



16%
19%
23%
19%
23%
Less than $5,000
$5,000-$9,999
$10,000-$19,999
$20,000-$39,999
$40,000 or more

College Board, "Distribution Of Borrowers By Amount Of Outstanding Education Debt, 2015,," Trends In Student Aid 2016, 10/26/16

On An Individual Basis, Student Debt Is More Reasonable Than May Be Evident

The average debt of bachelor's degree holders is now around $28,000 in real terms…

Average debt of four-year bachelor's degree recipients (2015 USD)


Thousands (2015 Dollars)
30
25
20
15
10
5
0
$22,800
$28,100
1999-00
2014-15

…This translates to an increase in monthly payments of about $60 compared to 1999-00 graduates.

Monthly payments over time


$61.50
$323.38
2015 Dollars
1999-00
2014-15

Source: College Board: *Trends in Student Aid 2016*, "Cumulative Debt: Bachelor's Degree Recipients"; National Center for Education Statistics, "Degrees/certificates conferred by postsecondary institutions, by control of institution and level of degree: 1969-70 through 2012-13"

The Borrowers Who Struggle The Most Are Often Non-Completers With Low Levels Of Debt

Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …

Borrowers in default by attainment



2.8X
25%
9%
Percent (%)
25
20
15
10
5
0
Completed degree
Did Not Complete Degree

… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.

3-year default rate by loan size, 2011 repayment cohort (Parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
Percent (%)
25
20
15
10
5
0
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

Recent College Graduates Have Seen Wages Increase Since The Great Recession

Median wages for recent graduates by degree type



Bachelor's degree
High school diploma
+5.9%
-6.5%
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
Dollars, $ (2016)
2008
2009
2010
2011
2012
2013
2014
2015
2016

- Median wages for recent college graduates have continued to rise since the Great Recession, increasing more than 5.9 percent since 2008.
- Since 2012, recent college graduates have seen median wages rise even more quickly, by 8.5 percent.
- Median wages for workers with only a high school diploma have fallen 6.5 percent over that same time period.

Source: Federal Reserve Bank Of New York, "The Labor Market for Recent College Graduates: Wages," last updated January 11, 2017.

Notes: Annual wages are expressed in constant 2016 dollars. Recent college graduates are those aged 22 to 27 with a bachelor's degree only; high school graduates are those aged 22 to 27 with a high school diploma only. Figures are for full-time workers and exclude those currently enrolled in school.

Class Of 2015 Student Loan Delinquency Rates Approximately 3 Times Lower Than Class Of 2010

Federal loan delinquency rates six months after end of grace period and unemployment for bachelor's degree holders



Unemployment
31+ Days Delinquent
91+ Days Delinquent
Delinquency Rate (%)
Unemployment Rate (%)
29
22
25
18
23
16
16
11
13
9
11
7
Class Of 2010
Class Of 2011
Class Of 2012
Class Of 2013
Class Of 2014
Class Of 2015
January 2010 To June 2016

Source: Navient data and US. Bureau of Labor Statistics, Unemployment Rate - College Graduates - Bachelor's Degree, 25 to 34 years [CGBD2534], retrieved from FRED, Federal Reserve Bank of St. Louis.
Class of 2015 data includes borrowers who entered repayment in November and December 2015. Excludes consolidation loans which have lower delinquency rates.

Navient's Default Prevention Expertise Was A Key Factor In The Decline Of The National Default Rate

- The cohort default rate (CDR) measures the percent of borrowers who defaulted on a student loan within three years of entering repayment.
- In 2016, the Department of Education announced the 2013 three-year CDR fell from 11.8 percent to 11.3 percent.
- The three-year CDR for Navient-serviced customers was 8.4 percent, 31 percent lower than the national rate excluding Navient-serviced borrowers.
- Navient serviced 22 percent of all federal borrowers entering repayment in the 2013 cohort period, meaning Navient's performance had a significant impact on the overall cohort default rate.


2013 three-year cohort default rate
11.3%
Navient's CDR is **31 percent** lower than all others
8.4%
Default rate (%)
All borrowers
Navient-serviced borrowers

Source: "Official Cohort Default Rates for Schools," Federal Student Aid, 9/28/16; Navient data
The 2013 Cohort Default Rate analyzes data from the group of borrowers who entered repayment between Oct. 1, 2012, and Sept. 30, 2013, and who defaulted in a three-year window by fall of 2015. To isolate the difference in defaults between Navient borrowers and others, the difference is calculated by removing Navient's market share from the overall national cohort default rate.

The Benefits Of Obtaining A College Degree Outweigh The Costs By A Wide Margin

Cumulative earnings net of college repayment costs



High School Diploma
Bachelor's Degree
Cumulative earnings (2011 USD)
$ 1.2 M
$ 1.0 M
$ 0.8 M
$ 0.6 M
$ 0.4 M
$ 0.2 M
$ 0.0 M
15 20 25 30 35 40 45 50 55 60 65
Age
+37.63%
A college degree pays for itself by age 35

"Combined, the workers with a Bachelor's degree or higher have accounted for 73 percent (8.4 million) of the 11.6 million jobs gained in the recovery."
– Georgetown University Researchers, 2016

"The lifetime financial benefits of an education have never been so high."
– Guillaume Vandenbrouckemes, Federal Reserve Bank of St. Louis, 2015

Source: Sandy Baum, Jennifer Ma, and Kathleen Payea, "Education Pays 2013," College Board, 2013; Guillaume Vandenbroucke, "Lifetime Benefits of an Education Have Never Been So High," St. Louis Fed, July 2015; Anthony Carnevale, Tamara Jayasundera, Artem Gulish, Analysis Of Current Population Survey Data, *America's Divided Recovery*, Georgetown University Center On Education And The Workforce, June 2016

Young Adults Who Complete A College Degree Score Higher On Financial Health, Including Employment & Incomes

Financial health index score



Percent (%)
100
80
60
40
20
0
No college degree
College degree (associate or higher)
19%
33%
60%
59%
21%
8%
"Excellent"
"Good"
"Poor"

Employment status



Employed full time
Employed part time
Advanced degree
Bachelor's degree
Associate degree
Some college, no degree
High school or less
89%
8%
83%
7%
61%
18%
49%
17%
49%
14%
0
20
40
60
80
100
Percent (%)

Financial health self-assessment



Advanced degree
Bachelor's degree
Associate degree
Some college, no degree
High school or less
8.4
7.0
6.6
5.7
6.2

When young adults were asked to rate themselves on their current financial health, their average self-assessment increased to 6.5 on a scale of 1-10, compared to 6.2 in 2015.
Source: "Money Under 35", Ipsos and Navient, October 2016

Median personal income



Dollars ($)
100,000
80,000
60,000
40,000
20,000
0
$42,500
$37,500
$47,500
$62,500
$95,000
High school or less
Some college, no degree
Associate degree
Bachelor's degree
Advanced degree

Overall, 4 In 10 Did Not Borrow For Their Education & 2 In 10 Borrowed & Finished Paying Their Student Loans



Did not borrow
Borrowed, paid off
Borrowed, still have debt
College borrowing status
40%
21%
39%



College borrowing status by age
100%
80%
60%
40%
20%
0%
44%
12%
44%
41%
15%
44%
37%
24%
39%
38%
25%
36%
43%
29%
28%
Age 22-24
Age 25-27
Age 28-30
Age 31-33
Age 34-35

- Young adults between 28 and 30 years old, who were likely to have attended college during the Great Recession, borrowed more often (63 percent).
- At the same time, 22–24 year-olds – who were more likely to have attended college during the economic upturn that followed the recession and are likely to have fewer years of college attendance – borrowed less often (56 percent).

Source: "Money Under 35", Ipsos and Navient, October 2016

Program Complexity Can Be Streamlined

Forbearance

Discretionary Forbearance

- Hardship Forbearance

Mandatory Forbearance

- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

Mandatory Administrative Forbearance

- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Death
- Teacher Loan Forgiveness

Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness



Forbearance
Deferments
2016
Forgiveness
Repayment Plans

Deferment

1. School [1]
2. School Full-Time [2]
3. School Half-Time [2]
4. Post Enrollment [1]
5. Graduate Fellowship [3]
6. Unemployment Deferment – 2 years [2]
7. Unemployment Deferment – 3 years [1]
8. Economic Hardship [1]
9. Rehabilitation Training Program [3]
10. Military Service [3]
11. Post-Active Duty Student [3]
12. Teacher Shortage [2]
13. Internship/Residency Training [2]
14. Temporary Total Disability [2]
15. Armed Forces or Public Health Services [2]
16. National Oceanic and Atmospheric Administration Corps [2]
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer [2]
18. Parental Leave [2]
19. Mother Entering/Re-entering Work Force [2]

Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA [4]
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA [4]
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA [4]
7. Income-Sensitive
8. Income-Contingent Ver. 1 [5]
9. Income-Contingent Ver. 2 [5]
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative [6]
16. REPAYE

<u>Effective Date Details</u>

[1] Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.

[2] Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.

[3] All FFELP and DL loans eligible regardless of disbursement date

[4] HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.

[5] Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.

[6] The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

Funding & Liquidity

1st Quarter 2017 Capital Markets Summary

- Acquired $798 million of education loans
  - On April 18, 2017 announced agreement to purchase $6.9 billion education loan portfolio
- Issued two FFELP ABS transactions totaling $1.9 billion
  - FFELP ABS spreads continue to improve
  - On April 10, 2017 priced an additional $1.0 billion FFELP ABS transaction
- Successfully remarketed two bonds to term
  - In January, 2005-8 A4 successfully remarketed to term; reducing spread by 20bps
  - In March, 2003-10 A3 successfully remarketed to term; reducing spread by 28bps
- Issued $843 million of long-term unsecured debt
  - Decreased 2018 maturities by 35% from the prior year
- Returned $156 million to shareholders through share repurchases and dividends
  - Continued to repurchase shares well below Navient's intrinsic value
- Maintained a tangible net asset ratio of 1.23x
  - This ratio has consistently remained within our target range of 1.2x to 1.3x for the past five years

The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt

Secured Funding

2017 Q1 Issuance ($mm)[1]			
1	Ford	$3,843	Auto/Floorplan
2	AMEX	$3,099	Credit Card
3	AmeriCredit / GM Financial	$3,003	Auto/Floorplan
4	Capital One	$3,000	Credit Card
5	Ally	$2,670	Auto
6	Citigroup	$2,500	Credit Card
7	Hyundai	$2,257	Auto/Floorplan
8	Drive	$2,097	Auto
9	Bank America	$2,000	Credit Card
10	**Navient**	**$1,924**	**Student Loan**
11	SoFi	$1,587	Consumer/Student Loan
12	Chase	$1,550	Credit Card
13	CarMax	$1,310	Auto
14	Discover	$1,300	Credit Card
15	Verizon	$1,288	Consumer
16	Honda	$1,188	Auto
17	Santander Drive	$1,023	Auto
18	Toyota	$1,008	Auto
19	BMW	$1,000	Auto
20	Royal Bank of Canada (Golden)	$1,000	Credit Card

Table Source: J.P. Morgan, ABS volume priced as of March 31, 2017

[1] Santander includes Drive Auto Receivables Trust ("DRIVE") and Chrysler Capital Auto Receivables Trust ("CCART") deals

- Navient is among the largest issuers of ABS globally, having issued over $280 billion of Private Education and FFELP ABS transactions to date
- Over $86 billion of securitizations on balance sheet
- Available capacity under FFELP secured facilities is $3.1 billion
- Available capacity under Private Education Loan secured facilities is $209 million

Recent FFELP ABS Transactions

	NAVSL 2017-3					NAVSL 2017-2				
Pricing Date: **Settlement Date:**	April 10, 2017 April 20, 2017					March 16, 2017 March 23, 2017				
Issuance Amount:	$1,001M					$921.4M				
Collateral:	US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans					US Govt. Guaranteed FFELP Stafford, Plus and Consolidation Loans (100% Rehabilitated Loans)				
Prepayment Speed [1]:	6% CPR Stafford / 4% CPR Consolidation					8% CPR				
Tranching:	Class	Rating (Moody's)	Amt. ($M)	WAL [1]	Pricing [2]	Class	Rating (Moody's)	Amt. ($M)	WAL [1]	Pricing [2]
	A1	Aaa	$296	1.25	L + 0.30%	A	Aaa	$921.4	4.87	L + 1.05%
	A2	Aaa	$175	3.62	L + 0.60%					
	A3	Aaa	$530	8.35	L + 1.05%					

[1] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[2] Pricing represents the reoffer yield to expected call.

Recent Private Education Loan ABS Transactions

	NAVSL Trust 2016-A					NAVSL Trust 2015-C				
Pricing Date: Settlement Date:	January 28, 2016 February 4, 2016					December 1, 2015 December 10, 2015				
Issuance Amount:	$488M					$359M				
Collateral:	Private Education Loans					Private Education Loans				
Prepayment Speed [1]:	4% Constant Prepayment Rate					4% Constant Prepayment Rate				
Tranching:	Class	Rating (Moody's)	Amt. ($M)	WAL [1]	Pricing [2]	Class	Rating (S&P)	Amt. ($M)	WAL [1]	Pricing [2]
	A1	Aaa	$130	1.0	L + 1.10%	A	AAA	$309	1.6	L + 1.50%
	A2A	Aaa	$150	6.6	S + 2.40%	B	A	$50	3.5	S + 2.75%
	A2B	Aaa	$150	6.6	L + 2.55%					
	B	Aa3	$58	10.9	S + 3.80%					

[1] Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained from the underwriters of these transactions. Actual average life may vary significantly from estimates.

[2] Yield on fixed rate tranches A2A and B for 2016-A and B for 2015-C were 3.95%, 5.72% and 4.03% respectively.

Managing Unsecured Debt Maturities

(par value, $ in billions)



$1.5
$0.5
2017
$2.6
$1.7
2018
$2.5 $2.4
2019
$2.1 $2.1
2020
$0.6
$1.4
2021
$0.8
$1.5
2022
$1.0
$1.5
2023
$1.4 $1.4
2024
$0.1 $0.1
2025
$0.0 $0.0
2026
$0.0 $0.0
2027
$1.7 $1.6
2028+
As of March 31, 2016
As of March 31, 2017

Long Term Conservative Funding Approach

- Important to maintain our credit ratings to support ongoing access to the unsecured debt markets
- Predictable sources of liquidity and manageable near term maturities
  - Education portfolio expected to generate cash flows of $28.8 billion over 20 Years
  - Total unencumbered education loans of $3.3 billion and unrestricted cash & liquid investments of $1.4 billion
  - Unsecured debt maturities of $0.6 billion through 3/31/2018
- Manage tangible net asset ratio to a range of 1.2x to 1.3x
  - 1.23x as of March 31, 2017

The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt

Conservative Unsecured Debt Profile

Unsecured Debt Profile



Years Ending December 31
(par value, $ in billions)
$35
$30
$25
$20
$15
$10
$5
$0
$18.3
$23.0
$17.5
$22.1
$15.1
$18.8
$13.9
$17.2
$14.1
$17.4
2013
2014
2015
2016
2017*
Unsecured Debt Outstanding
Tangible Net Assets

*as of 3/31/2017

	Fitch	Moody's	S&P
Unsecured Debt Rating	BB	Ba3	B+
Outlook	Stable	Stable	Negative

Highlights

- Total education loan portfolio is 78% funded to term
- Issued $0.8 billion of unsecured debt and paid down $0.6 billion in 1Q 2017.
- Tangible net asset ratio within our target range of 1.2x to 1.3x for the past five years
- Tangible equity ratio increased to 2.6% in 1Q 2017 from 2.4% in 1Q 2016

The tangible net asset ratio equals GAAP tangible assets less secured debt and other liabilities adjusted for the impact of derivative accounting under GAAP and unamortized net floor premiums divided by unsecured debt

Education Loan Portfolio Generates Significant Cash Flows

Projected Life of Loan Cash Flows over ~20 Years

$'s in Billions	
FFELP Cash Flows	**03/31/17**
Secured	
Residual (including O/C)	$7.4
Floor Income	1.9
Servicing	3.0
Total Secured	$12.3
Unencumbered	0.9
Total FFELP Cash Flows	**$13.2**
Private Credit Cash Flows	
Secured	
Residual (including O/C)	$11.1
Servicing	0.9
Total Secured	$12.0
Unencumbered	3.6
Total Private Cash Flows	**$15.6**
Combined Cash Flows before Unsecured Debt	**$28.8**

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

Enhancing Cash Flows

- Generated $0.7 billion of cash flows in 1Q 2017
- $28.8 billion of estimated future cash flows remain over ~ 20 years
  - Includes ~$11 billion of overcollateralization[1] (O/C) to be released from residuals
- $3.3 billion of unencumbered student loans
- $1.1 billion of hedged FFELP Loan embedded floor income

[1] Includes $1.5B O/C related to six private education ABS trusts securing our private education loan ABS repurchase transactions

FFELP Cash Flows Highly Predictable

$'s in millions

as of 3/31/2017	2017	2018	2019	2020	2021	2022	2023	2024
Projected FFELP Average Balance	$81,740	$75,575	$68,297	$61,283	$54,531	$47,795	$41,293	$35,020
Projected Excess Spread	$635	$840	$773	$694	$654	$627	$563	$502
Projected Servicing Revenue	$297	$377	$348	$320	$293	$263	$229	$194
Projected Total Revenue	$932	$1,217	$1,121	$1,015	$947	$890	$792	$696

	2025	2026	2027	2028	2029	2030	2031	2032+
Projected FFELP Average Balance	$29,006	$23,484	$18,775	$15,083	$11,822	$8,735	$6,053	$1,680
Projected Excess Spread	$448	$380	$302	$242	$213	$177	$135	$191
Projected Servicing Revenue	$159	$124	$96	$75	$60	$45	$31	$52
Projected Total Revenue	$606	$504	$398	$318	$273	$222	$166	$243

- Total Cash Flows from Projected Excess Spread = $7.4 Billion
- Total Cash Flows from Projected Servicing Revenues = $3.0 Billion

Assumptions
No Floor Income, CPR/CDR = 4%
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
Numbers may not add due to rounding

Secured Cash Flow

$ in Millions		1Q17YTD		2016		2015		2014
FFELP								
Term Securitized								
Servicing (Cash Paid)	$	80	$	342	$	387	$	407
Net Residual[1] (Excess Distributions)		174		624		724		680
Other Secured FFELP								
Net Cash Flow [2, 3]		168		503		244		216
Total FFELP	$	422	$	1,469	$	1,354	$	1,302
Private Credit								
Term Securitized								
Servicing (Cash Paid)	$	42	$	180	$	188	$	189
Residual (Excess Distribution)		99		330		198		226
Other Secured Financings								
Net Cash Flow		13		33		35		26
Total Private Credit	$	154	$	543	$	420	$	441
Total Proceeds from Residual Sales								
Total FFELP and Private Credit	$	576	$	2,013	$	1,774	$	1,743

Average Principal Balances		1Q17YTD		2016		2015		2014
FFELP								
Term FFELP	$	72,892	$	75,354	$	82,316	$	88,554
Other Secured FFELP		8,344		11,135		12,982		6,525
Total FFELP	$	81,236	$	86,489	$	95,297	$	95,079
Private Credit								
Term Private Credit	$	20,550	$	22,357	$	23,850	$	24,499
Other Secured Financings		737		612		993		1,523
Total Private Credit	$	21,287	$	22,969	$	24,843	$	26,022
Total FFELP and Private Credit	$	102,523	$	109,458	$	120,140	$	121,101

Note: Totals may not add due to rounding

[1] Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps

[2] Beginning 2016, Other Secured FFELP net cash flow includes all excess cash on deposit in the FHLB collection account, after bond paydowns. This cash is released to Navient Corp.

[3] Beginning 1Q2017, Net Cash Flow amount reported for all years shown have been revised to include payments made on the revolving credit agreements with Navient Corporation.

FFELP ABS

Recent FFELP ABS Issuance Characteristics

FFELP ABS Transaction Features

- Issue size of $500M to $1.0B
- Denominated in US$
- Triple-A rated senior notes make up to 97% of issue structure
- Floating rate tied to 1 month LIBOR
- Amortizing tranches with 1 to 15(+) year average lives
- Compliant with U.S. risk retention regulations
- Navient Solutions, LLC. is master servicer

Collateral Characteristics

- Insurance or guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1]
- Typically non-dischargeable in bankruptcy
- Offer significantly higher yields than government agency securities with comparable risk profiles

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

FFELP Loan Program Characteristics

Parameter	Subsidized Stafford	Unsubsidized Stafford	PLUS/Grad PLUS	Consolidation
Borrower	Student	Student	Parents or Graduate Students	Student or Parents
Needs Based	Yes	No	No	N/A
Federal Guarantee of Principal and Accrued Interest	97 - 100%	97 - 100%	97 - 100%	97 - 100%
Interest Subsidy Payments	Yes	No	No	Yes [1]
Special Allowance Payments (SAP)	Yes	Yes	Yes [2]	Yes
Original Repayment Term[4]	120 months	120 months	120 months	Up to 360 months
Aggregate Loan Limit	Undergraduate: $23,000 Graduate: $65,500	Undergraduate [3]: $57,500 Graduate: $138,500	None	None

[1] Only on the subsidized portion of the loan
[2] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000
[4] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment
Note: As of July 1, 2011

Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program
- Prepayments increased beginning in 2014 as we purchased assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
3Q2003
1Q2004
3Q2004
1Q2005
3Q2005
1Q2006
3Q2006
1Q2007
3Q2007
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
3Q2003
1Q2004
3Q2004
1Q2005
3Q2005
1Q2006
3Q2006
1Q2007
3Q2007
1Q2008
3Q2008
1Q2009
3Q2009
1Q2010
3Q2010
1Q2011
3Q2011
1Q2012
3Q2012
1Q2013
3Q2013
1Q2014
3Q2014
1Q2015
3Q2015
1Q2016
3Q2016
1Q2017
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

Private Education Loan ABS

Recent Private Education Loan ABS Issuance Characteristics

Private Education Loan ABS Transaction Features	Collateral Characteristics
• Issue size of $250M to $750M • Triple-A rated senior notes, Single-A rated subordinated notes • 20-40% Triple-A overcollateralization • Amortizing tranches with 1 to 10 year average lives • Fixed rate or floating rate tied to 1 month LIBOR • Compliant with European risk retention (5% retention) and will comply with U.S. risk retention • Navient Solutions, LLC is master servicer	• Collateralized by loans made to students and parents to fund college tuition, room and board • Underwritten using FICO, Custom Scorecard & judgmental criteria w/risk based pricing • Up to 80% with cosigners, typically a parent • Many seasoned assets benefiting from proven payment history • Typically non-dischargeable in bankruptcy

Navient Private Education Loan Programs

	Smart Option	Undergraduate/Graduate/ Med/Law/MBA	Direct-to-Consumer (DTC)	Consolidation	Career Training
Origination Channel	School	School	Direct-to-Consumer	Lender	School
Typical Borrower	Student	Student	Student	College Graduates	Student
Typical Co-signer	Parent	Parent	Parent	Parent	Parent, Spouse
Typical Loan	$10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred	$10k avg orig bal, 15 yr term, deferred payments	$12k avg orig bal, 15 yr term, deferred payments	$43k avg orig bal, 15-30 year term depending on balance, immediate repayment	$9k avg orig bal, up to 15 yr term, immediate payments
Origination Period	March 2009 to April 2014	All history through 2014	2004 through 2008	2006 through 2008	1998 through 2014
Certification and Disbursement	School certified and disbursed	School certified and disbursed	Borrower self-certified, disbursed to borrower	Proceeds to lender to pay off loans being consolidated	School certified and disbursed
Borrower Underwriting	FICO, custom credit score model, and judgmental underwriting	Primarily FICO	Primarily FICO	FICO and Debt-to-Income	FICO, Debt-to-Income and judgmental underwriting
Borrowing Limits	$200,000	$100,000 Undergraduate, $150,000 Graduate	$130,000	$400,000	Cost of attendance plus up to $6,000 for expenses
School UW	No	No	No	No	Yes
Historical Risk-Based Pricing	L + 2% to L + 14%	P-1.5% to P+7.5% L+0% to L+15%	P+1% to P+6.5% L+6% to L+12%	P - 0.5% to P + 6.5%	P+0% to P+9% L+6.5% to L+14%
Additional Characteristics	▸ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs ▸ Both Title IV and non-Title IV schools[1]	▸ Made to students and parents through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board ▸ Signature, Excel, Law, Med and MBA Loan brands ▸ Title IV schools only[1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being: Marketing channel No school certification Disbursement of proceeds directly to borrower ▸ Title IV schools only[1] ▸ Freshmen must have a co-signer with limited exceptions ▸ Co-signer stability test (minimum 3 year repayment history)	▸ Loans made to students and parents to refinance one or more private education loans ▸ Student must provide proof of graduation in order to obtain loan	▸ Loans made to students and parents to fund non-degree granting secondary education, including community college, part time, technical, trade school and tutorial programs ▸ Both Title IV and non-Title IV schools[1]

[1] Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

Navient Private Education Trusts

Summary Information

2011 - 2016YTD Issuance Program	Sallie Mae											
	SLM 11-A	SLM 11-B	SLM 11-C	SLM 12-A	SLM 12-B	SLM 12-C	SLM 12-D	SLM 12-E	SLM 13-A	SLM 13-B	SLM 13-C	SLM 14-A
Bond Amount ($mil)	562	825	721	547	891	1,135	640	976	1,108	1,135	624	676
Initial AAA Enhancement (%)	21%	18%	24%	27%	26%	25%	25%	21%	26%	22%	28%	24%
Initial Enhancement (%)	21%	18%	24%	27%	26%	25%	25%	21%	15%	13%	20%	15%
Loan Program (%)												
Signature/Law/MBA/Med	88%	91%	71%	61%	48%	43%	37%	35%	26%	29%	26%	19%
Smart Option	0%	0%	10%	20%	30%	40%	45%	48%	63%	63%	64%	63%
Consolidation	0%	0%	7%	6%	9%	5%	5%	5%	3%	5%	0%	6%
Direct to Consumer	9%	6%	12%	12%	12%	12%	12%	12%	8%	3%	10%	12%
Career Training	3%	3%	0%	1%	1%	0%	0%	0%	0%	0%	0%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status (%)												
School, Grace, Deferment	55%	55%	45%	37%	38%	40%	39%	44%	59%	62%	63%	49%
Repayment	43%	43%	52%	60%	60%	57%	59%	54%	39%	36%	36%	50%
Forbearance	2%	3%	2%	2%	2%	3%	2%	2%	2%	2%	1%	1%
WA Term to Maturity (Mo.)	192	189	182	171	164	151	144	148	144	146	143	150
WA Months in Repayment (Mo.)	8	10	20	20	24	24	26	27	25	29	28	32
% Loans with Cosigner	72%	75%	71%	75%	77%	79%	80%	80%	80%	80%	81%	82%
% Loans with No Cosigner	28%	25%	29%	25%	23%	21%	20%	20%	20%	20%	19%	18%
WA FICO at Origination	737	736	733	735	736	737	740	733	741	740	740	742
WA Recent FICO at Issuance	723	722	720	724	726	728	730	722	733	734	733	741
WA FICO (Cosigner at Origination)	747	745	744	745	745	745	748	741	751	750	749	750
WA FICO (Cosigner at Rescored)	736	731	734	732	734	735	738	728	745	746	745	750
WA FICO (Borrower at Origination)	709	710	704	705	705	707	710	702	703	702	705	707
WA FICO (Borrower at Rescored)	690	695	688	700	700	702	698	696	683	684	682	701
WA LIBOR Equivalent Margin[1]	7.40%	7.21%	6.37%	6.74%	6.98%	7.14%	7.18%	7.46%	6.63%	6.64%	6.88%	6.60%

2011 - 2016YTD Issuance Program	Navient					
	NAV 14-CT	NAV 14-A	NAV 15-A	NAV 15-B	NAV 15-C	NAV 16-A
Bond Amount ($mil)	463	664	689	700	359	488
Initial AAA Enhancement (%)	30%	30%	32%	36%	48%	41%
Initial Enhancement (%)	17%	22%	23%	36%	40%	34%
Loan Program (%)						
Signature/Law/MBA/Med	0%	26%	27%	52%	81%	43%
Smart Option	0%	50%	51%	0%	0%	29%
Consolidation	0%	9%	2%	8%	3%	9%
Direct to Consumer	0%	15%	20%	26%	8%	20%
Career Training	100%	0%	0%	13%	8%	0%
Total	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**
Payment Status (%)						
School, Grace, Deferment	0%	46%	24%	9%	12%	12%
Repayment	99%	53%	68%	89%	85%	84%
Forbearance	1%	1%	8%	2%	3%	3%
WA Term to Maturity (Mo.)	104	161	155	157	159	165
WA Months in Repayment (Mo.)	80	40	30	68	60	51
% Loans with Cosigner	71%	79%	80%	64%	38%	69%
% Loans with No Cosigner	29%	21%	20%	36%	62%	31%
WA FICO at Origination	743	739	731	730	625	720
WA Recent FICO at Issuance	726	737	714	726	690	713
WA FICO (Cosigner at Origination)	749	748	738	742	635	731
WA FICO (Cosigner at Rescored)	735	746	724	739	697	725
WA FICO (Borrower at Origination)	728	707	701	704	619	696
WA FICO (Borrower at Rescored)	701	701	672	704	687	685
WA LIBOR Equivalent Margin[1]	7.01%	6.66%	7.38%	5.58%	9.32%	7.15%

[1] *Assumes Prime/LIBOR spread of 3.00% for all transactions.*

Navient Portfolio Transition to Seasoned Collateral

- Securitized collateral will continue to season given the company transitioned from originations to portfolio acquisition and management
- Most defaults occur early in repayment; loan performance improves as loans season
- As of March 2017, the private securitized loan portfolio is approximately 89 months into repayment; about 81% of total expected defaults have already occurred



Distribution of Defaults by Months Since Repayment Begin Date
Trust Portfolio Average Time in Repayment as of each Year End
2012
2013
2014
2015
2016
2017 TD
Percent of Total Defaults
30%
25%
20%
15%
10%
5%
0%
12
24
36
48
60
72
84
96
108
120
132
144
156
168
Months Since Repayment Begin Date
Defaults Per Month Since Repayment Begin Date (Managed Portfolio)

Navient Private Education Loan Trusts – Prepayment Analysis

- Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following our decision to suspend our consolidation loan program in 2008



Constant Prepayment Rate (CPR)
14%
12%
10%
8%
6%
4%
2%
0%
Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07
Feb-08
Aug-08
Feb-09
Aug-09
Feb-10
Aug-10
Feb-11
Aug-11
Feb-12
Aug-12
Feb-13
Aug-13
Feb-14
Aug-14
Feb-15
Aug-15
Feb-16
Aug-16
Feb-17
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A

Cohort Default Triangles

- The following cohort default triangles provide loan performance information for certain Private Education Loans of Navient Corporation and its consolidated subsidiaries that meet such subsidiaries' securitization criteria (including those criteria listed below):
  - Program types include Undergraduate/Graduate [1], Direct-to-Consumer ("DTC") [2], Career Training [3] and Private Consolidation Loans
  - FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least 640
- The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of Navient Corporation and its consolidated subsidiaries as a whole or any particular securitization trust

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] Direct-to-Consumer Loans marketed under the Tuition Answer brand.
[3] Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

Cohort Default Triangles

- The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type
- Terms and calculations used in the cohort default triangles are defined below:
  - Repayment Year – The calendar year loans entered repayment
  - Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
  - Years in Repayment – Measured in years between repayment start date and default date. Zero represents defaults that occurred prior to the start of repayment.
  - Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
    - Defaulted principal includes any interest capitalization that occurred prior to default
    - Defaulted principal is not reduced by any amounts recovered after the loan defaulted
    - Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
  - Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Cohort Default Triangles

Undergraduate/Graduate [1]																		
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [2,3]																
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.4%	0.8%	0.4%	0.2%	1.5%	0.8%	0.4%	0.4%	0.0%	0.1%	**5.2%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.8%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.2%	0.7%	0.3%	0.1%	0.4%	**7.0%**
2000	$71	0.0%	0.0%	0.0%	0.6%	1.2%	1.3%	0.7%	0.9%	1.5%	1.5%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**11.0%**
2001	$196	0.0%	0.0%	0.1%	1.3%	1.7%	1.0%	1.9%	1.3%	2.4%	1.8%	1.5%	0.9%	0.6%	0.4%	0.3%	0.2%	**15.4%**
2002	$411	0.0%	0.2%	0.2%	1.5%	1.5%	2.2%	1.8%	2.6%	2.2%	1.5%	1.0%	0.7%	0.6%	0.6%	0.3%	0.1%	**17.0%**
2003	$732	0.0%	0.2%	0.7%	1.3%	2.3%	1.9%	3.0%	2.7%	1.9%	1.2%	0.8%	0.7%	0.6%	0.4%	0.2%		**18.0%**
2004	$1,267	0.0%	0.3%	0.4%	2.7%	2.4%	3.8%	3.3%	2.0%	1.6%	1.2%	0.8%	0.8%	0.6%	0.2%			**20.0%**
2005	$1,794	0.0%	0.1%	0.7%	3.7%	5.0%	4.3%	2.5%	1.8%	1.4%	1.0%	0.8%	0.7%	0.3%				**22.2%**
2006	$2,386	0.0%	0.1%	2.3%	5.2%	5.2%	3.0%	2.1%	1.7%	1.3%	1.1%	0.8%	0.4%					**23.2%**
2007	$2,874	0.0%	0.5%	4.5%	6.1%	3.8%	2.4%	2.0%	1.6%	1.3%	1.0%	0.5%						**23.9%**
2008	$3,370	0.0%	2.9%	5.4%	5.0%	3.1%	2.5%	1.9%	1.7%	1.4%	0.7%							**24.6%**
2009	$3,564	0.0%	4.2%	4.3%	4.2%	3.0%	2.1%	2.0%	1.6%	0.8%								**22.0%**
2010	$2,918	0.0%	4.1%	4.2%	4.0%	2.2%	2.0%	1.8%	1.0%									**19.4%**
2011	$1,938	0.0%	3.4%	4.9%	2.5%	2.2%	1.9%	1.2%										**16.1%**
2012	$1,129	0.0%	3.2%	4.0%	2.6%	2.1%	1.2%											**13.1%**
2013	$510	0.0%	3.1%	3.7%	2.6%	1.4%												**10.9%**
2014	$232	0.1%	4.2%	3.7%	1.3%													**9.3%**
2015	$106	0.1%	4.5%	3.2%														**7.9%**

Note: Data as of 03/31/17.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.6%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	**3.6%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.4%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.0%	0.1%	0.2%	0.2%	**3.1%**
2000	$38	0.0%	0.0%	0.0%	0.5%	0.6%	0.7%	0.8%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.4%	0.1%	0.1%	**7.7%**
2001	$95	0.0%	0.0%	0.1%	0.8%	1.1%	0.7%	1.4%	1.1%	1.7%	1.4%	1.2%	0.9%	0.4%	0.3%	0.4%	0.2%	**11.7%**
2002	$208	0.0%	0.1%	0.2%	1.0%	0.9%	1.6%	1.0%	2.2%	1.7%	1.3%	0.8%	0.7%	0.5%	0.4%	0.3%	0.1%	**12.8%**
2003	$390	0.0%	0.1%	0.4%	0.7%	1.2%	1.2%	2.4%	2.1%	1.4%	0.9%	0.8%	0.6%	0.6%	0.4%	0.1%		**13.0%**
2004	$695	0.0%	0.2%	0.2%	1.4%	1.4%	2.7%	2.5%	1.6%	1.2%	1.0%	0.7%	0.6%	0.5%	0.2%			**14.3%**
2005	$955	0.0%	0.0%	0.3%	1.9%	3.3%	2.9%	2.0%	1.4%	1.0%	0.9%	0.7%	0.6%	0.3%				**15.3%**
2006	$1,284	0.0%	0.0%	1.0%	3.3%	3.4%	2.2%	1.6%	1.3%	1.1%	0.8%	0.8%	0.4%					**15.8%**
2007	$1,613	0.0%	0.2%	2.7%	4.1%	2.7%	1.8%	1.5%	1.3%	1.1%	0.9%	0.4%						**16.8%**
2008	$1,978	0.0%	1.5%	3.5%	3.4%	2.2%	1.9%	1.5%	1.4%	1.2%	0.7%							**17.3%**
2009	$2,242	0.0%	2.3%	2.8%	2.8%	2.2%	1.5%	1.5%	1.2%	0.7%								**15.1%**
2010	$1,931	0.0%	2.3%	2.6%	2.5%	1.6%	1.5%	1.4%	0.8%									**12.7%**
2011	$1,384	0.0%	1.8%	3.0%	1.6%	1.5%	1.4%	0.9%										**10.1%**
2012	$861	0.0%	1.8%	2.5%	1.8%	1.4%	0.8%											**8.4%**
2013	$392	0.0%	1.9%	2.5%	1.7%	1.1%												**7.2%**
2014	$178	0.1%	2.8%	2.8%	1.1%													**6.8%**
2015	$79	0.1%	2.8%	2.2%														**5.0%**

Note: Data as of 03/31/17.

[1] *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*

[2] *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*

[3] *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Without Co-signer																		
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [2,3]																
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.5%	0.8%	0.9%	0.0%	0.2%	**7.2%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.8%	0.4%	0.3%	1.8%	0.6%	0.5%	1.4%	0.6%	0.1%	0.6%	**10.8%**
2000	$34	0.0%	0.0%	0.0%	0.8%	1.9%	2.0%	0.6%	1.5%	2.3%	2.0%	1.1%	0.7%	0.7%	0.4%	0.5%	0.3%	**14.8%**
2001	$102	0.0%	0.0%	0.1%	1.8%	2.3%	1.4%	2.3%	1.5%	3.1%	2.3%	1.8%	0.8%	0.7%	0.4%	0.3%	0.2%	**19.0%**
2002	$203	0.0%	0.2%	0.3%	1.9%	2.2%	2.8%	2.6%	3.0%	2.7%	1.7%	1.3%	0.7%	0.7%	0.7%	0.4%	0.2%	**21.4%**
2003	$342	0.0%	0.3%	1.1%	2.0%	3.6%	2.8%	3.7%	3.3%	2.4%	1.6%	0.9%	0.7%	0.6%	0.4%	0.3%		**23.6%**
2004	$571	0.0%	0.4%	0.7%	4.3%	3.5%	5.1%	4.3%	2.4%	1.9%	1.4%	0.9%	1.1%	0.7%	0.3%			**27.0%**
2005	$839	0.0%	0.1%	1.1%	5.8%	6.9%	5.8%	3.0%	2.4%	1.8%	1.2%	1.0%	0.7%	0.3%				**30.2%**
2006	$1,103	0.0%	0.2%	3.7%	7.4%	7.2%	4.0%	2.7%	2.1%	1.5%	1.3%	0.9%	0.5%					**31.7%**
2007	$1,261	0.0%	1.0%	6.9%	8.6%	5.2%	3.2%	2.7%	2.0%	1.6%	1.2%	0.6%						**33.0%**
2008	$1,393	0.0%	4.8%	8.1%	7.2%	4.3%	3.5%	2.4%	2.2%	1.8%	0.8%							**35.1%**
2009	$1,322	0.0%	7.3%	6.9%	6.5%	4.4%	2.9%	2.8%	2.1%	1.0%								**33.8%**
2010	$987	0.0%	7.5%	7.4%	6.8%	3.5%	3.0%	2.7%	1.4%									**32.3%**
2011	$553	0.0%	7.5%	9.8%	4.7%	3.9%	3.1%	1.8%										**30.9%**
2012	$267	0.1%	7.7%	8.8%	5.3%	4.0%	2.5%											**28.5%**
2013	$119	0.1%	7.0%	7.9%	5.6%	2.5%												**23.2%**
2014	$54	0.1%	8.8%	6.8%	2.0%													**17.6%**
2015	$27	0.4%	9.3%	6.3%														**16.0%**

Note: Data as of 03/31/17.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Non-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.4%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	**4.2%**
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.5%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.4%	0.1%	0.3%	**6.2%**
2000	$68	0.0%	0.0%	0.0%	0.6%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.5%	0.4%	0.3%	0.2%	**10.3%**
2001	$180	0.0%	0.0%	0.1%	1.0%	1.3%	0.9%	1.6%	1.2%	2.4%	1.8%	1.5%	0.8%	0.6%	0.4%	0.3%	0.2%	**14.0%**
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.9%	0.6%	0.6%	0.5%	0.3%	0.1%	**14.6%**
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.1%	0.8%	0.6%	0.6%	0.4%	0.2%		**15.3%**
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.7%	1.7%	1.3%	1.1%	0.7%	0.8%	0.5%	0.2%			**15.9%**
2005	$1,362	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.6%	1.2%	0.9%	0.7%	0.6%	0.3%				**16.8%**
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.4%	1.7%	1.4%	1.1%	0.9%	0.7%	0.3%					**17.3%**
2007	$2,104	0.0%	0.4%	3.4%	4.3%	2.8%	2.0%	1.7%	1.3%	1.2%	0.9%	0.5%						**18.5%**
2008	$2,458	0.0%	2.2%	3.9%	3.6%	2.5%	2.2%	1.6%	1.5%	1.3%	0.5%							**19.3%**
2009	$2,687	0.0%	3.2%	3.4%	3.5%	2.5%	1.8%	1.7%	1.3%	0.6%								**18.1%**
2010	$2,378	0.0%	3.4%	3.7%	3.4%	1.9%	1.8%	1.6%	0.9%									**16.9%**
2011	$1,665	0.0%	2.9%	4.3%	2.2%	2.0%	1.7%	1.0%										**14.1%**
2012	$1,003	0.0%	2.9%	3.6%	2.4%	1.9%	1.1%											**11.9%**
2013	$459	0.0%	2.8%	3.3%	2.4%	1.3%												**9.9%**
2014	$210	0.0%	3.8%	3.3%	1.1%													**8.3%**
2015	$97	0.1%	4.3%	3.1%														**7.4%**

Note: Data as of 03/31/17.
[1] *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*
[2] *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*
[3] *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] For-Profit

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$0.41	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	11.7%	0.0%	0.0%	10.9%	3.5%	4.4%	0.0%	0.3%	0.0%	**30.8%**
1999	$2	0.0%	0.0%	0.0%	2.0%	1.3%	1.9%	4.4%	0.0%	0.0%	0.0%	0.0%	0.8%	4.8%	0.0%	0.8%	2.2%	**18.2%**
2000	$3	0.2%	0.0%	0.0%	0.4%	5.7%	1.0%	4.2%	2.8%	3.4%	6.3%	0.1%	1.5%	0.3%	0.1%	0.0%	0.5%	**26.4%**
2001	$16	0.0%	0.3%	0.2%	5.1%	5.4%	2.7%	4.1%	2.9%	2.6%	2.7%	1.9%	1.4%	0.5%	0.2%	0.7%	0.3%	**30.9%**
2002	$51	0.0%	0.1%	0.6%	3.6%	5.0%	4.7%	3.4%	4.7%	4.0%	2.7%	1.6%	1.1%	1.0%	1.1%	0.5%	0.3%	**34.5%**
2003	$102	0.0%	0.3%	1.8%	4.4%	5.5%	4.3%	5.4%	4.6%	2.7%	1.8%	1.2%	0.9%	0.8%	0.4%	0.4%		**34.4%**
2004	$260	0.0%	0.4%	1.1%	6.3%	5.1%	7.1%	6.0%	2.8%	2.4%	1.6%	1.2%	1.0%	0.7%	0.3%			**36.0%**
2005	$432	0.0%	0.1%	1.5%	8.0%	9.5%	7.7%	3.9%	2.7%	2.1%	1.5%	1.1%	0.9%	0.4%				**39.5%**
2006	$619	0.0%	0.3%	4.4%	10.0%	9.7%	4.8%	3.2%	2.4%	1.7%	1.4%	1.2%	0.7%					**39.8%**
2007	$770	0.0%	0.9%	7.7%	10.8%	6.5%	3.6%	2.8%	2.3%	1.8%	1.4%	0.6%						**38.5%**
2008	$912	0.0%	4.6%	9.5%	8.7%	4.6%	3.5%	2.7%	2.2%	1.9%	1.2%							**38.9%**
2009	$877	0.0%	7.0%	7.0%	6.4%	4.5%	2.9%	2.7%	2.2%	1.2%								**34.0%**
2010	$540	0.0%	6.9%	6.3%	6.4%	3.6%	2.9%	2.8%	1.5%									**30.4%**
2011	$273	0.1%	6.9%	8.8%	4.2%	3.3%	2.7%	2.0%										**28.0%**
2012	$125	0.0%	5.9%	7.7%	4.4%	3.4%	2.0%											**23.4%**
2013	$52	0.2%	5.8%	7.3%	4.8%	2.2%												**20.4%**
2014	$22	0.4%	7.6%	7.6%	3.1%													**18.7%**
2015	$9	1.1%	6.4%	4.8%														**12.3%**

Note: Data as of 03/31/17.

[1] *Undergraduate/Graduate loans marketed under the Signature Student Loan brand.*

[2] *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*

[3] *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 740-850 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%	0.8%	**4.9%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	0.9%	0.4%	0.5%	0.0%	0.1%	0.1%	0.1%	**5.0%**
2001	$66	0.0%	0.0%	0.1%	0.6%	0.4%	0.4%	1.0%	0.8%	1.0%	0.7%	0.7%	0.7%	0.4%	0.3%	0.3%	0.1%	**7.4%**
2002	$143	0.0%	0.2%	0.1%	0.6%	0.5%	0.8%	0.7%	1.3%	1.0%	0.6%	0.5%	0.5%	0.3%	0.4%	0.2%	0.1%	**7.8%**
2003	$260	0.0%	0.1%	0.3%	0.5%	0.7%	0.9%	1.3%	1.5%	0.9%	0.7%	0.6%	0.4%	0.4%	0.2%	0.1%		**8.6%**
2004	$462	0.0%	0.2%	0.2%	0.9%	0.9%	1.6%	1.5%	1.0%	0.9%	0.7%	0.5%	0.5%	0.3%	0.1%			**9.4%**
2005	$645	0.0%	0.0%	0.2%	1.3%	1.9%	1.8%	1.2%	1.0%	0.7%	0.7%	0.5%	0.4%	0.2%				**9.9%**
2006	$862	0.0%	0.0%	0.7%	1.9%	1.9%	1.3%	0.9%	0.9%	0.7%	0.6%	0.6%	0.3%					**9.8%**
2007	$1,044	0.0%	0.2%	1.3%	1.9%	1.4%	1.2%	1.0%	0.8%	0.7%	0.6%	0.3%						**9.5%**
2008	$1,225	0.0%	0.8%	1.7%	1.7%	1.3%	1.1%	0.9%	0.9%	0.7%	0.4%							**9.4%**
2009	$1,398	0.0%	1.3%	1.5%	1.6%	1.4%	0.9%	0.9%	0.7%	0.4%								**8.7%**
2010	$1,222	0.0%	1.5%	1.6%	1.7%	1.2%	1.0%	0.9%	0.6%									**8.4%**
2011	$844	0.0%	1.2%	1.9%	1.1%	1.0%	0.9%	0.6%										**6.8%**
2012	$511	0.0%	1.3%	1.6%	1.2%	1.0%	0.6%											**5.7%**
2013	$235	0.0%	1.3%	1.9%	1.0%	1.0%												**5.2%**
2014	$105	0.0%	1.9%	2.2%	0.6%													**4.7%**
2015	$46	0.1%	2.4%	0.9%														**3.4%**

Note: Data as of 03/31/17.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 700-739 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.5%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	**3.6%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%	0.1%	**5.1%**
2000	$21	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.0%	0.8%	1.3%	0.7%	0.6%	0.4%	0.7%	0.2%	0.0%	**9.0%**
2001	$56	0.0%	0.1%	0.1%	1.0%	1.4%	0.6%	1.4%	0.9%	2.0%	1.4%	1.2%	0.9%	0.5%	0.3%	0.3%	0.2%	**12.4%**
2002	$116	0.0%	0.1%	0.2%	1.2%	1.2%	2.0%	1.5%	2.4%	1.6%	1.4%	0.9%	0.5%	0.4%	0.5%	0.3%	0.1%	**14.3%**
2003	$204	0.0%	0.2%	0.6%	1.0%	1.7%	1.6%	2.6%	2.0%	1.8%	1.2%	0.8%	0.6%	0.6%	0.3%	0.2%		**15.2%**
2004	$351	0.0%	0.2%	0.3%	2.0%	1.9%	3.1%	3.1%	1.9%	1.5%	1.1%	0.7%	0.7%	0.5%	0.2%			**17.2%**
2005	$495	0.0%	0.1%	0.5%	2.6%	4.1%	3.5%	2.4%	1.8%	1.3%	0.9%	0.7%	0.6%	0.3%				**18.8%**
2006	$632	0.0%	0.1%	1.6%	4.0%	4.4%	2.8%	1.9%	1.4%	1.1%	0.9%	0.7%	0.4%					**19.3%**
2007	$734	0.0%	0.4%	3.3%	4.8%	3.2%	1.9%	1.8%	1.4%	1.2%	0.9%	0.4%						**19.4%**
2008	$849	0.0%	2.1%	4.3%	4.0%	2.7%	2.2%	1.6%	1.4%	1.3%	0.7%							**20.3%**
2009	$922	0.0%	3.3%	3.7%	3.8%	2.8%	1.9%	1.8%	1.5%	0.7%								**19.4%**
2010	$749	0.0%	3.6%	3.9%	3.6%	2.1%	1.8%	1.7%	0.9%									**17.6%**
2011	$488	0.0%	3.0%	4.4%	2.3%	2.2%	1.6%	1.2%										**14.8%**
2012	$284	0.1%	2.8%	3.6%	2.4%	2.2%	1.1%											**12.1%**
2013	$127	0.0%	2.5%	3.2%	2.4%	1.2%												**9.4%**
2014	$59	0.1%	3.6%	3.6%	1.5%													**8.8%**
2015	$27	0.1%	4.1%	3.4%														**7.6%**

Note: Data as of 03/31/17.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 670-699 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4] 0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.5%	0.1%	0.3%	**6.4%**
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.4%	0.0%	0.5%	**7.8%**
2000	$14	0.0%	0.0%	0.0%	0.9%	1.5%	1.9%	0.3%	1.2%	0.9%	1.4%	1.3%	1.0%	0.9%	0.4%	0.7%	0.2%	**12.7%**
2001	$39	0.0%	0.0%	0.1%	1.4%	2.4%	1.6%	2.0%	1.6%	2.7%	2.9%	2.0%	0.8%	0.6%	0.3%	0.4%	0.2%	**19.1%**
2002	$80	0.0%	0.2%	0.3%	1.8%	2.2%	2.5%	2.6%	3.2%	2.9%	1.7%	1.2%	0.9%	0.6%	0.6%	0.4%	0.2%	**21.5%**
2003	$141	0.0%	0.1%	0.9%	1.7%	3.2%	2.4%	3.9%	3.4%	2.2%	1.5%	0.8%	0.7%	0.8%	0.5%	0.3%		**22.4%**
2004	$242	0.0%	0.3%	0.6%	3.6%	2.9%	4.9%	4.2%	2.4%	1.8%	1.4%	0.9%	1.1%	0.6%	0.3%			**25.1%**
2005	$339	0.0%	0.1%	0.8%	5.1%	6.1%	5.6%	3.3%	2.0%	1.8%	1.3%	0.9%	0.7%	0.3%				**28.1%**
2006	$464	0.0%	0.2%	3.2%	6.8%	6.7%	3.9%	2.7%	2.1%	1.5%	1.4%	1.1%	0.5%					**30.2%**
2007	$576	0.0%	0.8%	6.3%	8.4%	5.4%	3.4%	2.7%	2.0%	1.7%	1.2%	0.6%						**32.5%**
2008	$690	0.0%	4.1%	7.7%	7.2%	4.1%	3.3%	2.5%	2.3%	1.9%	0.9%							**34.1%**
2009	$703	0.0%	6.1%	6.4%	6.3%	4.3%	2.9%	2.9%	2.3%	1.1%								**32.4%**
2010	$557	0.0%	6.4%	6.5%	6.0%	3.1%	3.1%	2.6%	1.3%									**29.0%**
2011	$361	0.0%	5.2%	8.2%	4.0%	3.2%	2.9%	1.7%										**25.1%**
2012	$201	0.1%	4.9%	6.7%	4.2%	3.1%	2.0%											**21.0%**
2013	$90	0.0%	5.2%	6.0%	4.2%	2.0%												**17.6%**
2014	$42	0.1%	6.3%	5.7%	2.2%													**14.3%**
2015	$19	0.4%	5.8%	4.8%														**11.0%**

Note: Data as of 03/31/17.

[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.

[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Undergraduate/Graduate [1] Loans, FICO 640-669 [2]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3,4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.8%	0.0%	2.9%	2.8%	1.3%	0.2%	0.0%	0.3%	**9.0%**
1999	$6	0.0%	0.0%	0.0%	0.0%	1.1%	1.2%	2.2%	0.8%	0.3%	2.1%	0.5%	0.1%	0.7%	0.5%	0.6%	0.5%	**10.6%**
2000	$14	0.0%	0.0%	0.0%	1.3%	3.0%	2.2%	1.7%	1.6%	3.7%	2.9%	1.8%	1.5%	0.7%	0.5%	0.3%	0.6%	**21.8%**
2001	$35	0.0%	0.0%	0.2%	2.9%	3.8%	2.3%	3.9%	2.8%	5.3%	3.6%	2.8%	1.2%	0.9%	0.6%	0.4%	0.6%	**31.5%**
2002	$71	0.0%	0.2%	0.5%	3.3%	3.3%	5.0%	3.7%	4.9%	4.9%	2.9%	2.0%	1.3%	1.5%	1.0%	0.6%	0.2%	**35.3%**
2003	$127	0.0%	0.3%	1.8%	3.3%	5.4%	4.3%	6.0%	5.3%	3.5%	2.2%	1.4%	1.2%	1.0%	0.8%	0.3%		**36.7%**
2004	$211	0.0%	0.5%	0.9%	6.7%	5.6%	8.4%	6.7%	3.6%	2.8%	2.1%	1.6%	1.6%	1.1%	0.5%			**42.2%**
2005	$315	0.0%	0.1%	1.6%	8.8%	11.3%	9.0%	4.4%	3.6%	2.7%	1.7%	1.5%	1.2%	0.5%				**46.4%**
2006	$429	0.0%	0.3%	5.5%	12.0%	11.1%	5.8%	4.1%	3.3%	2.3%	1.8%	1.3%	0.7%					**48.2%**
2007	$520	0.0%	1.3%	10.6%	13.4%	7.8%	4.6%	3.8%	2.9%	2.4%	1.9%	0.9%						**49.6%**
2008	$606	0.0%	6.7%	11.8%	10.4%	6.1%	4.9%	3.6%	3.3%	2.6%	1.3%							**50.7%**
2009	$542	0.0%	10.5%	9.7%	8.9%	5.9%	4.1%	3.9%	3.0%	1.6%								**47.5%**
2010	$390	0.0%	9.8%	9.6%	9.0%	4.6%	4.2%	3.9%	2.0%									**43.2%**
2011	$244	0.0%	9.3%	11.9%	5.4%	4.4%	4.1%	2.2%										**37.3%**
2012	$133	0.0%	8.5%	10.3%	6.2%	4.3%	2.8%											**32.2%**
2013	$59	0.1%	8.3%	8.5%	7.2%	2.6%												**26.7%**
2014	$27	0.3%	10.7%	6.8%	2.4%													**20.3%**
2015	$14	0.2%	10.5%	8.3%														**19.0%**

Note: Data as of 03/31/17.
[1] Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
[2] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[3] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[4] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

Private Consolidation Loans With Co-signer													
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [1,2]											
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	Total
2006	$249	0.0%	0.1%	0.1%	0.5%	0.6%	0.6%	0.4%	0.3%	0.4%	0.4%	0.4%	**3.8%**
2007	$675	0.0%	0.0%	0.2%	0.4%	0.6%	0.5%	0.4%	0.5%	0.3%	0.4%	0.1%	**3.4%**
2008	$376	0.0%	0.1%	0.4%	0.7%	0.6%	0.6%	0.5%	0.3%	0.3%	0.5%		**4.1%**

Private Consolidation Loans Without Co-signer													
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [1,2]											
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	Total
2006	$125	0.0%	0.4%	0.9%	1.4%	1.8%	1.5%	1.0%	1.1%	1.1%	0.5%	0.7%	**10.5%**
2007	$295	0.0%	0.0%	0.9%	1.0%	1.3%	1.0%	1.0%	0.8%	0.6%	0.7%	0.4%	**7.6%**
2008	$133	0.0%	0.2%	1.7%	2.1%	1.8%	1.8%	1.9%	1.1%	1.0%	0.3%		**11.9%**

Note: Data as of 03/31/17.
[1] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[2] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

DTC With Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	Total
2004	$10	0.0%	0.0%	0.1%	0.1%	0.4%	1.3%	0.6%	0.6%	0.0%	0.1%	0.0%	0.2%	0.1%	**3.5%**
2005	$90	0.0%	0.2%	1.2%	0.9%	2.1%	2.9%	1.6%	1.4%	1.2%	1.3%	0.8%	0.4%	0.5%	**14.4%**
2006	$207	0.0%	1.1%	2.8%	5.9%	6.1%	3.7%	2.9%	2.6%	1.4%	1.4%	1.2%	0.7%		**29.8%**
2007	$362	0.0%	0.7%	6.4%	7.9%	5.2%	3.5%	3.5%	2.6%	2.2%	1.5%	0.8%			**34.3%**
2008	$535	0.0%	3.9%	7.8%	6.4%	4.6%	3.7%	3.0%	2.7%	1.9%	1.1%				**35.1%**
2009	$531	0.0%	5.0%	5.0%	5.3%	4.2%	3.2%	2.9%	2.6%	1.5%					**29.6%**
2010	$414	0.0%	4.8%	5.3%	6.1%	3.6%	3.5%	3.1%	2.3%						**28.7%**
2011	$254	0.1%	4.9%	6.7%	4.7%	3.7%	3.9%	2.8%							**26.8%**
2012	$137	0.0%	3.9%	6.2%	5.8%	5.4%	3.6%								**24.9%**
2013	$25	0.0%	1.4%	3.4%	4.9%	2.7%									**12.3%**

DTC Without Co-signer

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [1,2]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	Total
2004	$3	0.0%	1.1%	1.9%	2.2%	0.4%	4.7%	2.1%	3.3%	0.8%	2.9%	1.2%	0.0%	0.0%	**20.6%**
2005	$29	0.0%	1.5%	3.4%	3.1%	5.5%	6.9%	3.8%	1.7%	2.3%	2.6%	0.7%	0.7%	0.3%	**32.5%**
2006	$113	0.0%	2.6%	4.1%	8.7%	8.9%	5.3%	3.2%	3.0%	2.3%	1.7%	1.5%	0.9%		**42.4%**
2007	$270	0.0%	1.4%	8.4%	10.5%	6.4%	4.9%	4.2%	2.9%	2.2%	1.5%	0.7%			**43.2%**
2008	$432	0.0%	5.3%	10.4%	8.9%	5.7%	5.2%	3.4%	3.0%	2.4%	1.2%				**45.5%**
2009	$377	0.0%	8.6%	8.5%	9.2%	6.4%	4.1%	4.4%	2.7%	1.7%					**45.6%**
2010	$250	0.1%	10.4%	9.4%	10.6%	5.7%	4.6%	4.8%	3.0%						**48.5%**
2011	$149	0.1%	9.7%	12.9%	7.6%	6.3%	6.0%	4.8%							**47.4%**
2012	$79	0.1%	6.6%	9.7%	9.0%	8.8%	6.1%								**40.2%**
2013	$5	0.0%	4.2%	4.6%	7.1%	4.5%									**20.4%**

Note: Data as of 03/31/17.

[1] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[2] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

DTC Loans, FICO 740-850 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	**Total**
2004	$5	0.0%	0.0%	0.1%	0.0%	0.0%	0.2%	0.4%	1.0%	0.0%	0.0%	0.0%	0.2%	0.0%	**1.8%**
2005	$39	0.0%	0.2%	0.7%	1.1%	1.4%	2.7%	1.1%	0.6%	0.6%	0.8%	0.4%	0.2%	0.3%	**10.2%**
2006	$94	0.0%	0.7%	1.3%	3.6%	3.1%	1.7%	1.6%	1.1%	1.1%	0.8%	0.6%	0.5%		**16.0%**
2007	$167	0.0%	0.4%	3.5%	4.1%	2.9%	1.7%	1.9%	1.3%	1.2%	0.7%	0.5%			**18.2%**
2008	$253	0.0%	2.0%	3.9%	3.3%	2.2%	1.7%	1.9%	1.4%	0.9%	0.5%				**17.8%**
2009	$304	0.0%	2.9%	3.1%	2.9%	2.5%	1.9%	1.8%	1.4%	0.8%					**17.3%**
2010	$230	0.0%	3.0%	3.0%	3.5%	2.3%	2.0%	2.1%	1.2%						**17.2%**
2011	$144	0.1%	3.2%	4.1%	2.9%	1.8%	2.2%	1.5%							**15.9%**
2012	$78	0.0%	3.3%	4.4%	3.7%	3.1%	1.5%								**16.0%**
2013	$25	0.0%	1.8%	2.8%	4.6%	3.3%									**12.4%**

DTC Loans, FICO 700-739 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	**Total**
2004	$3	0.0%	0.0%	1.1%	0.0%	0.0%	1.5%	1.8%	0.0%	0.7%	2.8%	0.0%	0.5%	0.0%	**8.3%**
2005	$28	0.0%	0.4%	1.0%	1.1%	2.0%	3.0%	1.5%	1.5%	0.9%	1.2%	0.5%	0.6%	0.2%	**14.0%**
2006	$69	0.0%	1.2%	2.4%	5.3%	4.8%	3.8%	2.6%	2.9%	1.7%	1.1%	1.1%	0.7%		**27.5%**
2007	$138	0.0%	0.7%	5.3%	7.2%	4.5%	3.2%	3.1%	2.4%	1.5%	1.2%	0.6%			**29.7%**
2008	$213	0.0%	3.6%	7.6%	6.2%	4.0%	3.7%	2.7%	2.2%	1.8%	1.0%				**32.9%**
2009	$196	0.0%	5.4%	5.6%	6.3%	4.9%	3.1%	2.9%	2.3%	1.3%					**31.8%**
2010	$138	0.1%	6.0%	6.0%	6.9%	3.8%	3.9%	2.9%	2.4%						**32.0%**
2011	$80	0.1%	6.3%	8.5%	4.7%	4.8%	3.5%	2.9%							**30.9%**
2012	$43	0.0%	4.7%	7.7%	6.1%	6.1%	4.0%								**28.7%**
2013	$5	0.0%	2.1%	6.5%	8.2%	2.3%									**19.0%**

Note: Data as of 03/31/17.

[1] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.

[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.

[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Cohort Default Triangles

DTC Loans, FICO 670-699 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	**Total**
2004	$3	0.0%	0.0%	0.2%	0.9%	0.4%	3.0%	1.2%	1.7%	0.1%	0.5%	0.0%	0.0%	0.0%	**8.1%**
2005	$25	0.0%	0.4%	2.0%	1.8%	3.0%	4.2%	2.6%	1.5%	2.1%	1.3%	1.3%	0.6%	0.5%	**21.2%**
2006	$70	0.0%	1.5%	3.8%	8.5%	8.8%	5.1%	3.2%	3.4%	1.6%	1.7%	1.3%	0.8%		**39.6%**
2007	$143	0.0%	1.3%	8.0%	10.5%	6.3%	5.2%	3.8%	3.3%	2.2%	1.8%	1.0%			**43.4%**
2008	$225	0.0%	5.1%	10.1%	8.9%	6.3%	5.2%	3.5%	3.3%	2.2%	1.3%				**45.9%**
2009	$189	0.0%	8.3%	8.1%	8.4%	5.9%	4.3%	4.5%	3.3%	2.4%					**45.2%**
2010	$134	0.0%	8.9%	8.6%	10.3%	5.2%	4.5%	4.7%	3.2%						**45.3%**
2011	$79	0.1%	8.3%	10.9%	7.1%	6.5%	6.2%	4.5%							**43.6%**
2012	$43	0.0%	5.6%	9.1%	9.7%	8.7%	6.3%								**39.4%**
2013	$0.32	0.0%	0.0%	2.8%	7.1%	0.0%									**9.8%**

DTC Loans, FICO 640-669 [1]

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2,3]													
		0	1	2	3	4	5	6	7	8	9	10	11	12	**Total**
2004	$3	0.0%	1.1%	1.1%	1.7%	1.5%	5.1%	0.9%	2.3%	0.0%	0.3%	1.3%	0.0%	0.2%	**15.6%**
2005	$27	0.0%	1.0%	3.6%	2.0%	5.9%	5.9%	4.0%	2.7%	2.9%	3.3%	1.1%	0.8%	0.7%	**33.8%**
2006	$86	0.0%	3.1%	5.7%	10.5%	11.9%	6.8%	4.7%	3.8%	2.6%	2.6%	2.3%	1.1%		**55.0%**
2007	$184	0.0%	1.6%	11.5%	13.7%	8.6%	6.1%	6.0%	3.9%	3.6%	2.4%	1.0%			**58.3%**
2008	$276	0.0%	7.1%	13.8%	11.3%	7.7%	6.7%	4.3%	4.2%	3.4%	1.6%				**60.2%**
2009	$218	0.0%	10.9%	10.7%	11.7%	8.1%	5.6%	5.5%	4.1%	2.2%					**59.0%**
2010	$162	0.0%	11.6%	11.4%	12.5%	7.2%	6.0%	6.0%	4.0%						**58.8%**
2011	$100	0.1%	10.5%	14.9%	9.7%	7.1%	7.9%	6.2%							**56.5%**
2012	$51	0.2%	6.9%	10.5%	10.4%	10.8%	7.8%								**46.6%**
2013	$1	0.0%	5.5%	14.4%	11.5%	0.0%									**31.4%**

Note: Data as of 03/31/17.

[1] *FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.*

[2] *Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.*

[3] *Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.*

Cohort Default Triangles

Career Training Loans [1]																	
	Disbursed Principal Entering	Periodic Defaults by Years in Repayment [2,3]															
Repayment Year	Repayment ($m)	0	1	2	3	4	5	6	7	8	9	10	11	12	13	**Total**
2003	$389	0.0%	0.6%	1.9%	2.1%	2.3%	1.7%	1.6%	1.2%	0.9%	0.6%	0.4%	0.3%	0.2%	0.1%	**14.0%**
2004	$510	0.0%	0.5%	2.0%	2.9%	2.1%	2.2%	1.9%	1.3%	0.9%	0.6%	0.5%	0.4%	0.2%	0.1%	**15.5%**
2005	$664	0.0%	0.4%	2.8%	2.7%	2.9%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.3%	0.2%		**16.6%**
2006	$772	0.0%	0.6%	3.1%	4.1%	3.6%	2.4%	1.7%	1.1%	0.9%	0.7%	0.5%	0.3%			**18.9%**
2007	$808	0.0%	0.7%	4.3%	4.5%	3.1%	2.0%	1.4%	1.2%	0.8%	0.6%	0.4%				**19.0%**
2008	$635	0.0%	0.7%	4.6%	3.8%	2.3%	1.6%	1.4%	1.1%	0.8%	0.5%					**16.8%**
2009	$173	0.0%	0.3%	2.3%	2.3%	1.5%	1.2%	1.0%	0.8%	0.6%						**9.9%**
2010	$19	0.0%	0.6%	1.2%	1.1%	0.5%	0.7%	0.6%	0.5%							**5.1%**

Note: Data as of 03/31/17.
[1] FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
[2] Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
[3] Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.

Navient Corporation Appendix

GAAP Results

(In millions, except per share amounts)	1Q 17	Q4 16	1Q 16
Net income	$88	$145	$181
EPS	$0.30	$0.48	$0.53
Operating expenses	$238	$246	$247
Provision	$107	$102	$111
Average Student Loans	$110,252	$113,151	$122,298

Differences between "Core Earnings" and GAAP

"Core Earnings" adjustments to GAAP:	Mar. 31, 2017	Dec. 31, 2016	Mar. 31, 2016
	Quarters Ended		
"Core Earnings" net income	$107	$129	$147
Net impact of derivative accounting	(23)	50	54
Net impact of goodwill and acquired intangible assets	(6)	(13)	(4)
Net income tax effect	10	(21)	(16)
Total "Core Earnings" adjustments to GAAP	(19)	16	34
GAAP net income	$88	$145	$181

Investor Relations Website

www.navient.com/investors
www.navient.com/abs

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
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  - Since issued CPR – monthly CPR data by trust since issuance
- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
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